UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007

GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50549 (Commission File Number)	62-1715807 (IRS Employer Identification No.)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (901) 523-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     On December 18, 2007, GTx, Inc. (the “Company”) issued 1,285,347 shares of the Company’s common stock (the “Shares”) to Merck & Co., Inc. (“Merck”) for an aggregate purchase price of $29,999,998.98 in connection with the closing (the “Closing”) of the transactions contemplated by that certain Stock Purchase Agreement, dated November 5, 2007, by and between the Company and Merck (the “Purchase Agreement”). The Shares were issued to Merck in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and Merck has represented to the Company that it is an “accredited investor” within the meaning of Rule 501 under the Act. The Purchase Agreement was entered into in connection with that certain Exclusive License and Collaboration Agreement dated November 5, 2007 that the Company entered into with Merck (the “Collaboration Agreement”), which Collaboration Agreement became effective concurrently with the Closing.
     In connection with the Closing, the Company entered into a Registration Rights Agreement with Merck (the “Rights Agreement”) pursuant to which the Company agreed to prepare and file, as soon as reasonably practicable following the Closing, a shelf registration statement under the Securities Act (the “Registration Statement”) registering the resale of the Shares by Merck (or any permitted transferees of Merck) from time to time under the Registration Statement. The Company agreed to pay all expenses incident to the registration of Shares pursuant to the Rights Agreement and the performance of its obligations thereunder. Pursuant to the Rights Agreement, the Company agreed to cause the Registration Statement to remain effective until such time as all of the Shares (a) are eligible to be sold pursuant to Rule 144 under the Securities Act during any ninety 90-day period, (b) have been sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or (c) have been sold, transferred or otherwise disposed of to any person not entitled to the registration rights under the Rights Agreement, but in any event for no longer than the period ending on the later of December 18, 2009 or the end of the first 90-day period following December 18, 2007 during which all of the Shares may be sold pursuant to Rule 144 under the Securities Act. The Company’s obligation to cause the Registration Statement to remain effective may terminate earlier in the event of certain change in control events involving the Company, subject to certain conditions. The Rights Agreement provides for cross-indemnification in connection with registration of the Shares under the Securities Act. The foregoing is only a brief description of the material terms of the Rights Agreement, does not purport to be a complete statement of the rights and obligations of the parties under the Rights Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Rights Agreement that is filed as Exhibit 4.7 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.7	Registration Rights Agreement between Registrant and Merck & Co., Inc. dated December 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Dated: December 18, 2007	By:	/s/ Henry P. Doggrell
Henry P. Doggrell,
Vice President, General Counsel/Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.7	Registration Rights Agreement between Registrant and Merck & Co., Inc. dated December 18, 2007